CNX RESOURCES CORPORATION
DIRECTORS’ DEFERRED FEE PLAN
INVESTMENT ELECTION FORM

Investment Election:

    Pursuant to the CNX Resources Corporation Directors Deferred Fee Plan (the “Plan”), I hereby elect that the amounts I have deferred under the Plan be deemed to be invested among such investments as specified on Appendix A attached hereto. All capitalized words that are not defined herein have the meanings set forth in the Plan.

Acknowledgements:

•I understand that the amounts I have deferred under the Plan represent an unfunded, unsecured obligation of the Company to pay me benefits in the future in accordance with the terms of the Plan.

•I understand that in the event the Company sets aside funds to satisfy its obligations under the Plan, the Company may, but is under no obligation to actually invest such monies in accordance with the elections I have made hereunder.

•I understand that the earnings credited to the amounts I have deferred under the Plan will be based on the investments I have elected, and acknowledge and agree that neither the Company nor the Administrator shall act as a guarantor, or be liable or otherwise responsible for the investment performance (including losses) of such investments.

•I understand that the Administrator shall establish reasonable procedures for crediting earnings (and losses) under the Plan, and acknowledge and agree that the Administrator has full authority and discretion to decide all matters relating to the implementation, administration and interpretation of such procedures, which determinations shall be final, conclusive, and binding upon all interested parties.

•I understand that the investment elections made hereunder will be governed by the terms of the Plan, and apply to all deferrals that I have made, or will make in the future, under the Plan, and that my investment elections will remain in effect from year to year unless and until I change such investment elections by filing a new investment election form.

This form must be returned to CNX Resources Corporation, to be effective on or about the next succeeding January 1st or July 1st.

CNX RESOURCES CORPORATION
DIRECTORS’ DEFERRED FEE PLAN
APPENDIX A
INVESTMENT ELECTION FORM

I hereby elect that the amounts I have deferred under the Directors Deferred Fee Plan be deemed to be invested among the following investments in one of the elections as specified below:

INVESTMENT*	ELECTION**
CONSERVATIVE (20% stock, 80% bond)
BALANCED INCOME (40% stock, 60% bond)
BALANCED (60% stock, 40% bond)
BALANCED GROWTH (80% stock, 20% bond)
AGGRESSIVE GROWTH (100% stock)
MONEY MARKET FUND

*	The foregoing investment options have been established by PNC Bank, NA or CNX Resources Corporation.
**	Allocations among investment options must total to 100%.